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                          HIGHWAYMASTER COMMUNICATIONS, INC.

                                 AMENDED AND RESTATED

                                1994 STOCK OPTION PLAN





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                                  TABLE OF CONTENTS

                                                                            Page

ARTICLE I.    PURPOSES......................................................  1
    1.1.      Purpose of Plan...............................................  1

ARTICLE II.   DEFINITIONS...................................................  1
    2.1.      Definitions...................................................  1

ARTICLE III.  STOCKHOLDER APPROVAL; RESERVATION OF SHARES...................  3
    3.1.      Stockholder Approval..........................................  3
    3.2.      Shares Reserved Under Plan....................................  3

ARTICLE IV.   PARTICIPATION IN PLAN.........................................  4
    4.1.      Eligibility...................................................  4
    4.2.      Participation Not Guarantee of Employment or Retention........  4

ARTICLE V.    GRANT AND EXERCISE OF OPTIONS.................................  4
    5.1.      Grant of Options..............................................  4
    5.2.      Option Agreements.............................................  4
    5.3.      Option Terms..................................................  5
    5.4.      Payment of Exercise Price and Delivery of Shares..............  6
    5.5.      Merger or Reorganization of the Company.......................  7
    5.6.      Dissolution or Liquidation of the Company.....................  7

ARTICLE VI.   TERMINATION AND DEATH.........................................  8
    6.1.      Termination...................................................  8
    6.2.      Death.........................................................  8

ARTICLE VII.  ADMINISTRATION OF PLAN........................................  9
    7.1.      Administration................................................  9
    7.2.      Liability..................................................... 10
    7.3.      Determinations................................................ 10

ARTICLE VIII. AMENDMENT AND TERMINATION OF PLAN............................. 11
    8.1.      Amendment of Plan............................................. 11
    8.2.      Termination................................................... 11
    8.3.      Tax Status of Options......................................... 11

ARTICLE IX.   MISCELLANEOUS PROVISIONS...................................... 12
    9.1.      Restrictions Upon Grant of Options............................ 12
    9.2.      Restrictions Upon Resale of Unregistered Stock................ 13
    9.3.      Adjustments................................................... 13
    9.4.      Use of Proceeds............................................... 13
    9.5.      Substitution of Options....................................... 13
    9.6.      Restrictive Legends........................................... 14
    9.7.      Notices......................................................  15


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                          HIGHWAYMASTER COMMUNICATIONS, INC.
                                 AMENDED AND RESTATED
                                1994 STOCK OPTION PLAN


                                      ARTICLE I.

                                       PURPOSES

    1.1. PURPOSE OF PLAN. The purposes of the HighwayMaster Communications, Inc. Amended and Restated 1994 Stock Option Plan (the "PLAN") are to advance the interests of HighwayMaster Communications, Inc. (the "COMPANY") and its stockholders by providing significant incentives to selected officers and employees of the Company and its Subsidiaries (as defined herein) and to enhance the interest of such officers and employees in the Company's success and progress by providing them with an opportunity to become stockholders of the Company. Further, the Plan is designed to enhance the Company's ability to attract and retain qualified management and other personnel necessary for the success and progress of the Company.

                                     ARTICLE II.

                                     DEFINITIONS

    2.1. DEFINITIONS. Certain terms used herein shall have the meaning below stated, subject to the provisions of Section 8.1 hereof.

         (a) "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         (b)  "CODE" means the Internal Revenue Code of 1986.

         (c) "COMMITTEE" means the committee of directors appointed by the Board to administer the Plan pursuant to Article VII hereof.


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         (d)  "COMMON STOCK" means the authorized common stock of the Company, par value $.01 per share, as constituted on the date the Plan becomes effective.

         (e) "COMPANY" means HighwayMaster Communications, Inc., a Delaware corporation.

         (f) "EMPLOYEE" means an officer or other employee of the Company or a Subsidiary, including a member of the Board who is also an employee.


         (g) "FAIR MARKET VALUE" means the fair market value of a share of Common Stock determined in good faith by the Committee.

         (h) "INCENTIVE OPTION" means an option intended to qualify as an incentive option under Section 422 of the Code.

         (i) "NONQUALIFIED OPTION" means an option that does not qualify as an Incentive Option.

         (j) "OPTION" means an option to purchase Common Stock granted by the Company to an Employee pursuant to Section 5.1 hereof.

         (k) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms of an Option granted under the Plan.

         (l) "OPTIONEE" means an Employee to whom an Option has been granted under the Plan.

         (m) "PLAN" means the HighwayMaster Communications, Inc. Amended and Restated 1994 Stock Option Plan, as set forth herein and as from time to time amended.

         (n) "SUBSIDIARY" means a subsidiary of the Company within the meaning of Section 424(f) of the Code.


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                                     ARTICLE III.

                     STOCKHOLDER APPROVAL; RESERVATION OF SHARES

    3.1. STOCKHOLDER APPROVAL. The Plan shall become effective only if, within 12 months from the date the Plan is adopted by the Board, the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, or by the unanimous written consent of such holders, in accordance with the applicable provisions of the Certificate of Incorporation and Bylaws of the Company and applicable state law.

    3.2. SHARES RESERVED UNDER PLAN. The aggregate number of shares of Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 2,474,463 shares, all or any part of which may be issued pursuant to Options; provided, however, that the maximum number of shares of Common Stock which may be issued to an Optionee under the Plan shall not exceed 593,478 shares (as may be adjusted pursuant to Section 9.3 of the Plan). Shares of Common Stock issued upon the exercise of Options granted under the plan may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or shall be hereafter reacquired by the Company. The total number of shares authorized under the plan shall be subject to increase or decrease in order to give effect to the provisions of
Section 9.3 hereof and to give effect to any amendment adopted pursuant to
Article VIII. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the number of shares as to which such Option was not exercised shall again be available for purposes of the Plan. The Company shall at all time while the Plan is in effect reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.


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                                     ARTICLE IV.

                                PARTICIPATION IN PLAN

    4.1. ELIGIBILITY. Options under the Plan may be granted to any Employee of the Company or a Subsidiary. The Committee shall determine those Employees to whom Options shall be granted, and, subject to Section 3.2 hereof, the number of shares of Common Stock subject to each such Option.

    4.2. PARTICIPATION NOT GUARANTEE OF EMPLOYMENT OR RETENTION. Nothing in this Plan or in any Option Agreement shall in any manner be construed to limit in any way the right of the Company or any Subsidiary to terminate an Employee's employment at any time, without regard to the effect of such termination on any rights such Employee would otherwise have under this Plan, or give any right to an Employee to remain employed or retained by the Company or a Subsidiary thereof in any particular position or at any particular rate of compensation.

                                      ARTICLE V.

                            GRANT AND EXERCISE OF OPTIONS

    5.1. GRANT OF OPTIONS. The Committee may from time to time in its discretion grant Options to Employees. All Options under the Plan shall be granted within ten years from the date the Plan is adopted by the Board or the date the Plan is approved by holders of the Common Stock of the Company, whichever is earlier.

    5.2. OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by an Option Agreement between the Company and the Optionee in such form as the Committee shall approve and containing such provisions and conditions not inconsistent with the provisions of the Plan, including the term during which the Option may be exercised and whether in installments or otherwise, as the Committee shall determine.


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    5.3.  OPTION TERMS.  Options granted under the Plan shall be subject to the following requirements:

         (a) OPTION PRICE. The exercise price of each Incentive Option granted under the Plan shall not be less than the higher of the par value or 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted. The exercise price of any Nonqualified Options granted under the Plan shall be determined by the Committee. The exercise price of an Option may be subject to adjustment pursuant to Section 9.3 hereof.

         (b) TERM OF OPTION. The term during which an Option is exercisable shall be that period determined by the Committee as set forth in the applicable Option Agreement, provided that no Option shall have a term that exceeds a period of ten years from the date of its grant.

         (c) NONTRANSFERABILITY OF OPTION. No Option granted under the Plan shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each such Option shall be exercisable during the Optionee's lifetime only by him or her. No transfer of an Option by an Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may determine necessary to establish the validity of the transfer.

         (d) TIME AND AMOUNT EXERCISABLE. Each Option shall be exercisable in accordance with the provisions of the Option Agreement pursuant to which it is granted in whole, or from time to time in part, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such


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    other conditions as the Committee in its discretion may specify in the
    Option Agreement. Any portion of an Option which has become exercisable shall remain exercisable until it is exercised in full or it terminates or expires pursuant to the terms of the Plan or the applicable Option Agreement.

         (e) OPTIONS GRANTED TO TEN PERCENT STOCKHOLDERS. No Incentive Option shall be granted to any Employee who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the Option is granted, the exercise price of the Option is at least 110% of the Fair Market Value of the Common Stock subject to such Option and such Option, by its terms, is not exercisable after the expiration of five years from the date such Option is granted. The provisions of this Section 5.3(e) shall not apply to the grant of Nonqualified Options.

    5.4.  PAYMENT OF EXERCISE PRICE AND DELIVERY OF SHARES.

         (a) NOTICE AND PAYMENT FOR SHARES. Each Option shall be exercised by delivery of a written notice to the Company in such form as the Committee shall approve stating the number of shares of Common Stock as to which the Option is being exercised and accompanied by payment therefor. No Option shall be deemed exercised in the event that payment therefor is not received, and shares of Common Stock shall not be issued upon the exercise of an Option unless the exercise price is paid in full at the time of exercise. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made in cash or by certified check.

         (b) RIGHTS OF OPTIONEE IN STOCK. Neither any Optionee nor the legal representatives, heirs, legatees or distributees of any Optionee shall be deemed to be the


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    holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock issuable upon exercise of an Option granted hereunder unless and until such shares are issued to him or her or them and such person or persons have received a certificate or certificates therefor. Upon the issuance and receipt of such certificate or certificates, such Optionee or the legal representatives, heirs, legatees or distributees of such Optionee shall have absolute ownership of the shares of Common Stock evidenced thereby, including the right to vote such shares, to the same extent as any other owner of shares of Common Stock, and to receive dividends thereon, subject, however, to the terms, conditions and restrictions of this Plan.

    5.5. MERGER OR REORGANIZATION OF THE COMPANY. If the Company shall at any time participate in a reorganization to which 424(a) of the Code applies and (A) the Company is not the surviving entity, or (B) the Company is the surviving entity and the holders of Common Stock are required to exchange their shares for property and/or securities, the Company shall give each Optionee written notice of such fact on or before 15 days before such merger or consolidation, and each vested option shall be exercisable in full after receipt of such notice and prior to such merger or consolidation. Options not exercised prior to such merger or consolidation shall expire on the occurrence of such merger or consolidation. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

    5.6. DISSOLUTION OR LIQUIDATION OF THE COMPANY. In the event of the proposed dissolution or liquidation of the Company, the options granted hereunder shall terminate as of a date to be fixed by the Committee, provided that not less than 15 days' prior written notice of the


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date so fixed shall be given to the Optionee, and the Optionee shall have the right, during the 15-day period preceding such termination, to exercise his or her option.

                                     ARTICLE VI.

                                TERMINATION AND DEATH

    6.1. TERMINATION. Except as provided in Section 6.2, if an Optionee's position as an Employee of the Company or a Subsidiary terminates for any reason other than death, the Employee may, unless the applicable Option Agreement provides otherwise, exercise an Option previously granted within 60 days after the date of such termination, but in no event later than the date on which the Option would have expired in accordance with its terms. During such 60-day period, the Optionee may exercise the Option only to the extent that the Optionee was entitled to do so at the date of his or her termination and, to the extent the Option is not so exercised, it shall expire at the end of such 60-day period.

    6.2.  DEATH.

         (a) If an Optionee dies while he or she is an Employee of the Company or a Subsidiary and at the time of his or her death the Optionee was entitled to exercise an Option theretofore granted to him or her, the Option shall, unless the applicable Option Agreement provides otherwise, expire 60 days after the date of his or her death, but in no event later than the date on which the Option would have expired if the Optionee had lived. During such 60-day period, the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death and, to the extent the Option is not so exercised, it shall expire at the end of such 60-day period.


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         (b)  If an Optionee dies during the 60-day period after the termination of his or her position as an Employee of the Company or a Subsidiary and at the time of his or her death, the Optionee was entitled to exercise an Option theretofore granted to him or her, the Option shall, unless the applicable Option Agreement provides otherwise, expire 60 days after the date on which his or her position as an Employee of the Company or a Subsidiary terminated, but in no event, later than the date on which the Option would have expired if the Optionee had lived. Until the expiration of such 60-day period, the Option may be exercised by the Optionee's executor or administrator or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of his or her death and, to the extent the Option is not so exercised, it shall expire at the end of such 60-day period.

                                     ARTICLE VII.

                                ADMINISTRATION OF PLAN

    7.1. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board or such other committee as may be appointed by the Board of the Company (the "Committee"), which Committee shall consist of three members, all of whom are members of the Board. The members of the Committee shall not be eligible to participate in the Plan. A majority of the Committee shall constitute a quorum thereof and the actions of a majority of the Committee at a meeting at which a quorum is present, or actions unanimously approved in writing by all members of the Committee, shall be the actions of the Committee. Vacancies occurring on the Committee shall be filled by the Board. The Committee shall have full and final authority (i) to interpret the Plan and each of the Option Agreements, (ii) to prescribe, amend and rescind rules


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and regulations, if any, relating to the Plan, (iii) to make all determinations necessary or advisable for the administration of the Plan and (iv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and any Option Agreement. The Committee's determination in all matters referred to herein shall be conclusive and binding for all purposes and upon all persons, including, without limitation, the Company, the stockholders of the Company, the Committee, and each of the members thereof and the Employees of the Company and their respective successors in interest.

    7.2. LIABILITY. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or gross negligence (unless the Company's Certificate of Incorporation or Bylaws, or any indemnification agreement between the Company and such person, in each case in accordance with applicable law, provides otherwise). The Committee shall have power to engage outside consultants, auditors or other professional help to assist in the fulfillment of the Committee's duties under the Plan at the Company's expense.

    7.3. DETERMINATIONS. In making its determinations concerning the Employees who shall receive Options as well as the number of shares to be covered thereby and the time or times at which they shall be granted, the Committee shall take into account the nature of the services rendered by the respective Employees, their past, present and potential contribution to the Company's success and such other factors as the Committee may deem relevant. The Committee shall determine the form of Option Agreements under the Plan and the terms and conditions to be included therein, provided such terms and conditions are not inconsistent with the terms of the Plan the Company's Certificate of Incorporation or Bylaws or the Stockholders' Agreement among the Company and all of its initial stockholders. The Committee may waive any provisions of any


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Option Agreement, provided such waiver is not inconsistent with the terms of the
Plan the Company's Certificate of Incorporation or Bylaws or the Stockholders' Agreement among the Company and all of its initial stockholders as then in effect. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

                                    ARTICLE VIII.

                          AMENDMENT AND TERMINATION OF PLAN

    8.1. AMENDMENT OF PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment which (i) increases the aggregate number of shares of Common Stock which may be issued pursuant to Options granted under the Plan, (ii) decreases the minimum Option exercise price provided in the Plan,
(iii) extends the period during which Options may be granted pursuant to the Plan, (iv) changes the class of individuals eligible to be granted Options, or
(v) has the effect of any of the above shall be effective unless and until the same is approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company, or the unanimous written consent of such holders, in accordance with the applicable provisions of the Certificate of Incorporation and Bylaws of the Company and applicable state law. No amendment to the Plan shall, without the consent of an Optionee, affect such Optionee's rights under an Option previously granted.

    8.2. TERMINATION. The Board may, at any time, terminate the Plan as of any date specified in a resolution adopted by the Board. If not earlier terminated, the Plan shall terminate on February 4, 2004. No Options may be granted after the Plan has terminated but the Committee shall continue to supervise the administration of Options previously granted.


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    8.3.  TAX STATUS OF OPTIONS.  To the extent applicable, the Plan is intended to permit the issuance of Options to Employees in accordance with the provisions of Section 422 of the Code. Subject to the provision of Section 8.1 of the Plan, the Plan and Option Agreements may be modified or amended at any time, both prospectively and retroactively, and in a manner that may affect Options previously granted, if such amendment or modification is necessary for the Plan and Options granted hereunder to qualify under said provision of the Code. All Options granted under the Plan shall be intended to qualify as qualified Incentive Options under Section 422 of the Code to the extent that any portion of the Options granted meet the requirements of Section 422 of the Code. To the extent that any portion of the Options granted under the Plan do not meet the requirements of Section 422 of the Code, such Options shall be deemed to be Nonqualified Options. Nothing in the Plan shall be deemed to prohibit the issuance of Nonqualified Options under the Plan.


                                     ARTICLE IX.

                               MISCELLANEOUS PROVISIONS


    9.1. RESTRICTIONS UPON GRANT OF OPTIONS. If the listing upon any stock exchange or the registration or qualification under any federal or state law of any shares of Common Stock to be issued on the exercise of Options granted under the Plan (whether to permit the grant of Options or the resale or other disposition of any such shares of Common Stock by or on behalf of the Employees receiving such shares) should be or become necessary or desirable, the Board in its sole discretion may determine that delivery of the certificates for such shares of Common Stock shall not be made until such listing, registration or qualification shall have been completed. The Company agrees that it will use its reasonable best efforts to effect any such listing, registration or qualification; provided, however, that the Company shall not be required to use its reasonable


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best efforts to effect such registration under the Securities Act of 1933 other than on Form S-8 or such other forms as may be in effect from time to time calling for information comparable to that presently required to be furnished under Form S-8.

    9.2. RESTRICTIONS UPON RESALE OF UNREGISTERED STOCK. Each Optionee shall, if the Company deems it advisable, represent and agree in writing (i) that any shares of Common Stock acquired by such Optionee pursuant to this Plan will not be sold except pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an exemption from registration under said Act, (ii) that such Optionee is acquiring such shares of Common Stock for his or her own account and not with a view to the distribution thereof and (iii) to such other customary matters as the Company may request. In such case, no shares of Common Stock shall be issued to such Optionee unless such Optionee provides such representations and agreements and the Company is reasonably satisfied that such representations and agreements are correct.

    9.3. ADJUSTMENTS. The number of shares of Common Stock of the Company authorized for issuance under the Plan, as well as the price to be paid and the number of shares issued upon exercise of outstanding Options, shall be subject to adjustment by the Committee, in its sole discretion, to reflect any stock split, stock dividend, recapitalization, merger consolidation, reorganization, combination or exchange of shares or other similar event.

    9.4. USE OF PROCEEDS. The proceeds from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

    9.5.  SUBSTITUTION OF OPTIONS.

         (a) The Committee may, with the consent of the holder of any Option granted under the Plan, cancel such Option and grant a new Option in substitution therefor,


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    provided that the Option as so substituted shall satisfy all of the requirements of the Plan as of the date such new Option is granted.

         (b) Options may be granted under this Plan in substitution for options held by individuals who are employees of another corporation and who become Employees of the Company or any Subsidiary of the Company eligible to receive Options pursuant to the Plan as a result of a merger, consolidation, reorganization or similar event. The terms and conditions of any Options so granted may vary from those set forth in the Plan to the extent deemed appropriate by the Committee in order to conform the provisions of Options granted pursuant to the Plan to the provisions of the options in substitution for which they are granted.

    9.6.  RESTRICTIVE LEGENDS.

         (a) Certificates representing shares of Common Stock delivered pursuant to the exercise of Options shall bear an appropriate legend referring to the terms, conditions and restrictions described in this Plan. Any attempt to dispose of any such shares of Common Stock in contravention of the terms, conditions and restrictions described in this Plan shall be ineffective, null and void, and the Company shall not effect any such transfer on its books.

         (b) Any shares of Common Stock of the Company received by an Optionee (or his or her heirs, legatees, distributees or representative) as a stock dividend on, or as a result of a stock split, combination, exchange of shares, reorganization, merger, consolidation or otherwise with respect to, shares of Common Stock received pursuant to the exercise of Options, shall be subject to the terms and conditions of this Plan and bear the same legend as the shares received pursuant to the exercise of Options.


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    9.7.  NOTICES.  Any notice required or permitted hereunder shall be sufficiently given only if sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company at its principal place of business, and to the Optionee at the address on file with the Company at the time of grant hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

    IN WITNESS WHEREOF, upon authorization of the Board of Directors and the Stockholders of the Company, the undersigned has caused this Plan to be executed as of the 4th day of February 1994.

                             /s/ WILLIAM C. SAUNDERS
                             ----------------------
                             William C. Saunders,
                             President




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